UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2012

ACCURIDE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement.

On July 20, 2012, Accuride Corporation renewed its existing lease for property at 4545 Airport Road, Denton, TX.  The parties to the lease agreement are Martino Realty Ltd Ptnrsp and/or Coslett Corporation and Accuride Corporation, and the term of the renewed lease is sixty months, commencing July 31, 2012, subject to an early termination option on the thirty-seventh month of the lease.  A copy of the lease is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

Exhibits

10.1           Commercial Lease, effective as of July 20, 2012, by and between Accuride Corporation and Martino Realty Ltd Ptnrsp and/or Coslett Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

/s/ STEPHEN A. MARTIN	Dated: July 24, 2012
Stephen A. Martin
Senior Vice President / General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Commercial Lease, effective as of July 20, 2012, by and between Accuride Corporation and Martino Realty Ltd Ptnrsp and/or Coslett Corporation